SCHEDULE 14A
                         (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the Registrant (x)

Filed by a party other than the Registrant ( )

Check the appropriate box:

( )  Preliminary Proxy Statement

( )  CONFIDENTIAL, FOR USE
     OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE
     14a-6(e)(2))

( )  Definitive Proxy Statement

( )  Definitive Additional Materials

(x)  Soliciting Material Pursuant to Rule 14a-11(c) or
     Rule 14a-12

    Decade Companies Income Properties--A Limited Partnership

        (Name of Registrant as Specified In Its Charter)

                       Filed by Registrant

           (Name of Person(s) Filing Proxy Statement, if Other than Registrant)



Exhibit Index

Exhibit

1         Letter (and enclosures) dated February 15, 1997